EXHIBIT 10.1

                MINERAL PROPERTY OPTION AGREEMENT


             THIS AGREEMENT dated for  December 15TH     2000

   BETWEEN-

             ROBERT GORDON ANDERSON, Seven Mile Beach, PO Box
30620, Grand Cayman;

             (the Optioner")

                                                      OF THE
FIRST PART

   AND:

             BLUESTONE VENTURES, JNC., a body corporate, duly incorporated under the laws of the Nevada and having an office at 8th Floor, 1006 Beach Avenue, Vancouver, British Columbia,
             V6E 1T7;

             (the "Optionee".)

OF THE SECOND PART

   WHEREAS:

   A. The Optionor is the registered and beneficial owner of four mineral c1airn units known collectively as the Nag Lake Property which is located in the Gravel River area, Thunder Day Mining
   District, Ontario, Canada (Claim no.TB1195902) (collectively, the
   "Claims");

   B. The Optionor has agreed to grant to the Optionee the right, privilege and option to explore the Claims together with the right, privilege and option to purchase the Claims upon terms and conditions hereinafter Set forth,

             NOW THERFFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

   1.       DEFINITIONS

             For the purposes of this Agreement, exept as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings;

        (a) "Agreememt means this Mineral Property Option Agreement as entered into between the Optionor and the Optionee herein;

        (b) "Commercial Production" rneans the operation of the Claims or any portion thereof as a producing mine and  the  production of mineral products therefrom (excluding bulk sampling or pilot plant operations,
        if any)  for  a period of 30 consecutive days at not less than  60%
             of the plants  initial rated capacity;

        (c) "Net Smelter Returns" means the net amount shown due by the smelter or other place of sale from the sale of mineral products, as indicated by its returns or settlement sheets, after payment of (1) all freight charges from the shipping point to the smelter or other place of sale, (2) all other proper treatment or other charges at such smelter or other place of sale, and (3) federal or state royalties due and payable on production, if any;

  2.              THE OPTIONOR'S REPRESENTATIONS

   2.1      The Optionor represents and warrants to the Optionee that;

             The Optionor is the beneficial owner of the mineral interests comprising the Claims and holds the right to explore and develop the Claims;

       (b) Except as disclosed herein, the Optionor, as beneficial owner of the claims, holds all of the Claims free and clear of all liens, charges and claims of others, and the Optionor has free and unimpeded right of access to the Claims and has use of the Claims surface for the herein purposes;
       (c) The Claim have been duly and validly located and recorded in a good and miner-like manner pursuant to the laws of Ontario and are in good standing in as of the date of this agreement;
       (d) There are no adverse claim or challenges against or to the Optionor's ownership of or title to any of the Claims nor to the knowledge of the Optionor is them any basis therefore, and there are no outstanding agreements or options to acquire or purchase the Claims  thereof and
       (e) The Optioner has the full right, authority and capacity to enter into this Agreement without first obtaining the consent of any other person or body corporate and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrances under the provisions of any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which the Optioner is a party or by which it is bound or to which it is subject;

   2.2 The representations and warranties of the Optionor set out in paragraph 2.1 above form a part of this Agreement and are conditions upon which the Optionee has relied in entering into this Agreement and shall survive the, acquisition of any interest in the Claim by the Optionee.

   3.       THE OPTIONEE'S REPRESENTATIONS

             The Optionee warrants mid represents to the Optionor that it is a body corporate, duly incorporated under the laws of the State of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

4.            GRANT OF OPTION

                                      The  Optionor hereby gives and grants
to the Optionee the sole and exclusive right and option to acquire a 100% undivided right, title and interest in and to the Claims (the "Option"), subject to a Net Smelter Return, royalty, by performing the acts and deeds and paying the sums provided for in paragraph 5.

5.            CONSIDERATION FOR THE GRANT OF OPTION

5.1 In order to keep the right and Option granted to the Optionee in respect of the Claims in good standing and in force and effect, the Optionee shall be obligated to:

  (a)  Share Issuances

               Issue   to   The Optionor   250,000
non-assessable common shares in its capital stock at a deemed price of $0.10 per share upon execution of this Agreement;

(b)           Cash Payments

                                    Pay to the Optionor a total
of $250,000
as follows:

(i)                $25,000 upon execution of this Agreement;

(ii)               $50,000 by January 2, 2002;

(iii)              $75,000 by June 1, 2003; and

(iv)               $100,000 by June 1, 2004;

  (b)  Expenditure Commitments

         Provide  funding of minimum cumulative
expenditures for exploration and development work on the Claims of at least $85,000 under the direction of a qualified geologist or project engineer as follows:

(i)                    $10,000 of expenditures to be
incurred or caused to be incurred, by the Optionee on the Claims by January 1, 2002;

(ii) No less than a further $25,000 of expenditures to be or caused to be incurred, by the Optionee on the Claims by October 31, 2002; and

(iii) No less than a further $50,000 of Expenditures to be incurred, or caused to be incurred by the Optionee on the Claims by January 1, 2003.

(e)           Property Payments and Assessment Work

     Pay, or cause to be paid, to the
     Optionor, or on the Optionor's behalf as the Optionee may determine, all Claim payments and assessment work required to keep the Claims and this Option in good standing during the term of this Agreement.

   5.2 Area of Influence. For the purpose of this Agreement, the area covered by the Claims shall include an area of influence surrounding the outer perimeter of the Claims to a maximum of three miles (the "Area of Influence") and all mineral claims, interests or rights acquired (collectively, the
   "Interests"), dirtectly or indirectly, within the Area of influence before or after the date of signing of this Agreement by the Optionor during the currency of this Agreement shall become part of this Agreement. The Optionee agrees to reimburse the
Optionor for its out-of-pocket expenses, which are incurred by the Optionor upon its acquisition of the interests.

   6.        RIGHT TO ABANDON PROPERTY INTERESTS

        Should the Optionee, in its sole discretion, determine that any part of the Claims no longer warrants further exploration and development, then the Optionee may abandon such interests without affecting its rights or obligations under the Agreement, so long as the
Optionee  provides  the  Optionor  with  30  days  notice  of its
   intention to do so. Upon receipt of   such  notice,  the Optionor  my
request  that  the  Optionee retransfer title to such interests to the  Optionor, and the Optionee hereby agrees to do  so,  and upon expiry of the 30 days, or upon the  earlier  transfer thereof such interests
shall  cease  to   be  part of the Claims.

   7.        TERMINATION OF OPTION

   7.1 The Option shall terminate upon 30 calendar days written notice being first provided by the Optionor to the Optionee, if the
Optionee fails to make the required share issuance or cash payments, or fails to complete the minimum cumulative and expenditures and assessment work in accordance with paragraph 5. 1 within the time periods specified.

   7.2 If the Optionee sball be in default of any requirement set forth in paragraph 5.1 herein, the Optionor shall give written notice to the Optionee specifying the default and the Optionee shall not lose any rights granted under this Agreement, unless within 30 days after the giving of notice of default by the Optionor, the Optionee has failed to take reasonable steps to cure the default by the appropriate performance.

   7.3 If the Option is terminated in accordance with paragraphs 7.1 and 7.2 herein), the Optionee shall have no interest in or to the Claims, and any share issuances, expenditures and payments made, or caused to be made, or incurred by the Optionee to or on behalf of the Optionor under this Agreement shall be non-refundable by the I Optionor to the Optionee for which the Optionee shall have no recourse.

             ACQUISITION OF INTERESTS IN THE CLAIMS

             At  such  time  as, the Optionee has made the required  share
   issuance,  minimum  cumulative  expenditures  mid  currency and   other
   payments, in accordance with paragraph 5 heM4 within the time periods specified therein then the Option shall be deemed to have been exercised by the Optionee, and the Optionee shall have thereby, witbout any further act, acquired an undevided 100% interest in and to the Claims subjecct to the net smelter returrns royalty described below.

9.            NET SMELTER RETURNS ROYALTY

9.1 On the date the Optionee commences Commercial Production on the Claims, the Optionor shall be entitled to receive and the Optionee shall pay to the Optionor 2% of Net Smelter Returns,

9.2 The Optionee may at any tirne pay $500,000 to the Optionor to reduce the Net Smelter Returns payable to the Optioinor to 1% of Net Smelter Returns.

9.3 The Optionee shall be under no obligation whatsoever to place the Claims into Commercial Production and in the event it is placed into Commercial Production, the Optionee shall have the right, at any time, to curtail or suspend such production as it, in its absolute discretion, may determine.

9.4 Net Smelter Returns and the payments payable to the Optionor hereunder shall be adjusted and paid quarterly, all within 90 days after the end of each fiscal year during which the Claims were in Commercial Production, the records relateing to the calculation of Net
Smelter Returns
during that fiscal year shall be audited and any adjustments shall be made forthwith, and the audited statements shall, be delivered to the Optionor who shall have 60 days after receipt of such statements to question in writing their accuracy, and failing such question, the statements shall be deemed Correct.

9.5 For the purposes of paragraph 9.4, the Optionor or its representatives duly appointed in writing shall have the right at all reasonable times, upon written request, to inspect those books and financial records of the, Optionee as are relevant to the determination of Net Smelter Returns, and, at the expense of tbe Optionor, to make copies thereof

10.           OPERATOR

After the execution of this Agreement, the Optionee, or at the Optionee's option, its respective associate or nominee will act as the operator of the Claim under this Agreement The Optionee, if operator, may resign as the Operator at any time by giving 30 calendar days prior written notice to the Optionor, and within such 30 day period, the Optionee may appoint another party wbo covenants to act as the operator of tbe claims upon such term as the Optionee sees At.

11.           POWER AND AUTHORITY OF THE OPERATOR

After the execution of this Agreement, the operator shall have the full right power and authority to do everything necessary or desirable in connection with the exploration and developement of the Claim and to determine the manner of operation of the Claims as a mine including, and without limiting the generality of the foregoing, the right, power and authority to:

  (a) Regulate access to the Claims subject only to the right of the parties hereto to have access to the Claims at all reasonable times for the purpose of inspecting work being done thereon but at their own  risk  and expense; and


  (b)  Employ and engage such employees, agents and independent contractors as it may consider necessary or advisable to carry out its duties and obligations hereunder and in this conne0ion to delegate any
of its   powers and rights   to perform its duties and obligations  hereunder,
but the operator shall not enter into  contractual relationships with an
associated company except on terms   which are   commercially
competitive,

12.           REGISTRAYION AND TRANSFER OF PROPERTY INTERESTS

Upon the request of the Optionee, the Optionor shall assist the Optionee to record this Agreement with the appropriate mining recorder and, when required the Optionor shall further provide the Optionee with such recordable documents as the Optionee and its counsel shall require to record its due interest in respect of the Claims,

13.           FURTHER ASSURANCES

The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

14.           FORCE MAJEURE

If  the  Optionee  is  prevented from or delayed  in  cornplying with  any
provisions of this Agreement   by  reason  of  strikes,  labour disputes,
lockouts,   labour shortages, power shortages,  fires, wars, acts of God, governmental regulations restricting normal operations or any other reason or reasons beyond the control of the Optionee, the time limited for the performance of the various provisions of this Agreement as set out above shall be extended by a period of time equal in length to the period of such prevention and delay and the Optionee, insofar as is possible, shall promptly give written notice to the, Optionor of the particulars of the reasons for any prevention or delay under this section, and shall take all reasonable steps to remove the cause of such prevention or delay and shall give written notice to the Optionor as soon as such causes ceases to exist.

CONFIDENTIAL INFORMATION

No informatiom furnished by the Optionee to the Optionor hereunder in respect of the activities carried out on the Claims by the Optionee, or related to the sale of mineral products derived from the Claims shall be published by the Optionor without the prior written consent of the Optionee, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities and corporation laws.

16.           ENTIRE AGREEMENT

This Agreement constitutes the entire agreement to date between the parties hereto and supersedes every previous agreement., communication, expectation, negotiation representation or understanding, whether oral or written express orimplied, statutory or otherwise, between the parties hereto with respect to the subject matterof this Agreement.

17.          NOTICE

17.1 Amy notice required to be given under this Agreement shall be deemed to be well and sufficiently given delivered by facsimile or sent by registered mail, in the case of the Optionor addressed as follows:

Robert Gordon Anderson
 Seven Mile Beach
PO Box 30620. Grand Cayman

and in the case of the Optionee addressed as follows

Bluestone Venwres Inc.
 8th Floor, 1006 Beach Avenue
 Vancouver, British Columbia
V6E 1T7

and any notice given as aforesaid shall be deemed to have been given, if delivered by facsimile, when transmitted or if mailed, on the second business day after the date of mailing.

17.2 Either party hereto may from time to time by notice in writing change its address for the purpose of this section.

18.    OPTION ONLY

Until the option is exercised, this is an option only and except as specifically provided otherwise, nothing herein contained shall be construed as obligating the Optionee to do any acts or make any payments hereunder and any act or acts or payments made hereunder shall not be construed as obligating the Optionee to do any further acts or make any further payments.

19.          RELATIONSHIP OF PARTIES

Nothing   contained  in  this  Agreement  shall,  except  to the   extent
specifically authorized hereunder, be deemed to constitute either party hereto a partner, agent or legal representative of the other party.

20.          FURTHER ASSURANCES

             The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement..

21.          TIME OF ESSENCE

Time shall be of the essence of this Agreement.

22.          TTTLES

The titles to the respective sections hereof shall not be deemed a part of this Agreement but shall be regarded as having been used for convenience only.

23.          CURRENCY

All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United States, of America.

24.           APPLICABLE. LAW

For all purpose this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the Province of Ontario.

25,           ENUREMENT

This Agreement, shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

26.           ASSIGNMENT

This agreement may be assigned by either party hereto with the written consent of the other party which consent shall not be unreasonably withheld.

IN WITNESS WHEREOF this Agreement has been executed as of the day and Year first above written.


Robert Gordon Anderson

In the presence of :

/s/ Greg Yanke


 THE CORPORATE SEAL of
BLUESTONE VENTURES INC,
 was hereunto affixed in the presence of